                                                                Exhibit 10.11(b)

                                               Continuity Agreements
                                              PolyOne Leadership Team

TITLE                                              NAME                                   YEARS/COMP*
-----                                              ----                                   -----------
Chairman of the Board, President and               Thomas A. Waltermire                        3
Chief Executive Officer

Vice President and                                 Diane J. Davie                              3
Chief Human Resources Officer

Group Vice President,                              V. Lance Mitchell                           3
Plastic Compounds and Colors

Group Vice President, Elastomers                   John E. Quinn                               3
and Performance Additives

Group Vice President, Distribution                 Michael L. Rademacher                       3

Vice President, Chief Legal Officer                Wendy C. Shiba                              3
and Secretary

Vice President and                                 Kenneth M. Smith                            3
Chief Information Officer

Vice President and                                 W. David Wilson                             3
Chief Financial Officer

Vice President, International                      Bernard Baert                               2
(Plastic Compounds & Colors Group)

Vice President, Specialty Resins and               Denis L. Belzile                            2
Formulators

Vice President, Chief Environmental Health,        Ronald C. Kaminski, Sr.                     2
Safety and Quality Officer

Vice President, Engineered Films                   David Quester                               2

Vice President and                                 Roger W. Avakian                            1
Chief Technology Officer

Vice President and Chief Investor and              Dennis A. Cocco                             1
Communications Officer

Vice President and                                 Daniel L. Kickel                            1
Chief Sourcing Officer

Treasurer                                          John L. Rastetter                           1

Controller                                         Gregory P. Smith                            1




* Years of compensation payable upon change of control.